                           LOAN MODIFICATION AGREEMENT

          This Loan Modification Agreement entered into this 30TH day of November, 1998, is by and between Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), and FBR Asset Investment Corporation, a Virginia corporation (the "Investor").

                                    RECITALS

          Reference is made to the Loan and Warrant Agreement, dated June 3, 1998, by and between the Company and the Investor (the "Original Agreement"). Pursuant to the Original Agreement, the Company has borrowed $10,000,000 from the Investor and has issued to the Investor the Company's promissory note dated June 3, 1998 (the "Promissory Note") to evidence the indebtedness. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Original Agreement.

          Under the terms of Original Agreement and the Promissory Note, all outstanding principal and interest accrued and unpaid is due and payable at the close of business or the first to occur of (i) a Public Offering and (ii) December 3, 1998. The Company desires to extend the maturity date of the Promissory Note and the Investor is willing to grant an extension on the terms and conditions set forth herein.

          Now, therefore, in consideration of the premises, the parties agree as follows:

                                    Agreement

         1. Payment of Principal and Interest on December 3, 1998. Before the close of business on December 3, 1998, the Company shall pay the Investor all interest accrued and unpaid on the Promissory Note through December 3, 1998 and principal in the amount necessary to reduce the outstanding principal amount of the Promissory Note on December 3, 1998 to $7,500.000.

         2. Promissory Note Modification. On December 3, 1998 (the "New Closing Date") the Company will execute and deliver to the Investor a new promissory note in the form of Exhibit A hereto (the "New Promissory Note") in exchange for the delivery by the Investor to the Company of the Promissory Note marked canceled. Principal and interest on the New Promissory Note shall be payable as provided therein.

         3. Commitment Fee. In consideration for the extension, the Company shall pay the Investor a commitment fee of $37,500 on the execution and delivery of this Loan Modification Agreement.

         4. Representations and Warranties of the Company. The Company represents and warrants that:

               4.1. Financial Statements. The Company has furnished to the Investor balance sheets of the Company and its consolidated subsidiaries as of September 30, 1998 and 1997, and statements of income and statements of income and cash flows of the Company and its consolidated subsidiaries for the three-month periods ended September 30, 1998 and 1997, with all appropriate footnotes, certified by the President and the chief financial officer of the Company. Such balance sheets of the Company fairly present the condition of the Company and its consolidated subsidiaries as at the respective dates indicated, and in each case reflect all liabilities, contingent or other, as at the respective dates indicated. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied.

               4.2. Indebtedness. Neither the Company nor any subsidiary of the Company has any indebtedness for borrowed money except (i) as shown in Exhibit __ and, (ii) non-recourse indebtedness incurred in connection with the acquisition of assets in the ordinary course of business, and (iii) indebtedness to the Investor.

               4.3. Changes, etc. Except as listed in Exhibit B, since December 31, 1997, there has been no material adverse change in the business or financial condition of the Company and its consolidated subsidiaries.

         5. Conditions to Closing. The Investor's obligation to deliver the Promissory Note marked canceled to the Company is subject to the fulfillment to the Investor's reasonable satisfaction of the following conditions:

               5.1. Representations and Warranties Correct. Except as may be set forth in Exhibit B, the representations and warranties of the Company made herein and in the Original Agreement shall be correct in all material respects at and as of the New Closing Date as if made on and as of the New Closing Date, except as affected by the transactions contemplated hereby.

               5.2. Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the New Closing Date.

               5.3. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor and the Investor's counsel, and the Investor or the Investor's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Investor or they may reasonably request.

               5.4. Compliance Certificate. The Investor shall have received an Officer's Certificate, dated as of the New Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

               5.5. Opinion of Company Counsel. The Investor shall have received from White & Case, counsel for the Company, a favorable opinion, dated as of the New Closing Date and satisfactory in scope and form to the Investor and the Investor's counsel, in substantially the form attached hereto as Exhibit C. Such opinion shall also cover such other matters incident to the transactions contemplated hereby as the Investor or its counsel may reasonably request.

         6. Original Agreement Confirmed. Except as modified hereby, the agreements, terms and provisions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE COMPANY:                                KENNEDY-WILSON, INC.

                                            By: /s/ Freeman Lyle
                                               ----------------------
                                            Name:  Freeman Lyle
                                            Title: Executive VP, CFO



THE INVESTOR:                               FBR ASSET INVESTMENT CORPORATION



                                            By:__________________________

                                            Name:________________________

                                            Title:_______________________

                                                                                                         EXHIBIT __

                       Schedule of Corporate Indebtedness
                               (After FBR Paydown)

                            Lender                              Debt                      Comments


EastWest Bank (Kennedy-Wilson L.O.C.)                      $22,000,000}   Current outstanding approx. $800,000
EastWest Bank (Kennedy- Wilson Properties L.O.C.)            1,000,000}
FBR                                                          7,500,000
Hawthorne Savings                                            4,000,000
Old Republic Life                                            2,200,000}   Residential financing to be repaid within 9 months
Tokal Bank                                                   1,300,000}
National Bank of California (Westlake)                       1,800,000}
CLCA (Vista Paseo)                                             800,000}
Century Bank (Katz Homes)                                      900,000}
Diachi Kangyo Bank                                             300,000}   Current outstanding for our Japanese
Sumitomo Bank                                                  300,000}   subsidiaries lines of credit approx.
Tokyo-Mitsubishi                                               300,000}   $200,000
Colony-KW LLC Subordinated Debt                             21,000,000}   Already consented to by FBR
                                                           -----------

                  Total:                                   $63,400,000


                                                               Exhibit A

                                 Promissory Note

$7,500,000                                                     December 3, 1998

          FOR VALUED RECEIVED, the undersigned, KENNEDY-WILSON, INC., a Delaware corporation ("the Company"), hereby promises to pay to the order of FBR ASSET INVESTMENT CORPORATION, a Virginia corporation (the "Lender"), or to order, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000), or so much thereof as shall have been advanced to the Company by the Lender as line of credit loans and remain unpaid under the provisions of the Loan and Warrant Agreement (as hereafter defined), whichever is less, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining computed from the date hereof until Maturity at the rate of 17% per annum (the "Interest Rate").

          1. This Note is issued pursuant to the Loan and Warrant Agreement dated June 3, 1998, between the Company and the Lender as amended by a Loan Modification Agreement dated November __, 1998 (the "Loan and Warrant Agreement").

          2. For purposes of calculating interest accrued hereon at the Interest Rate, interest on this Note shall be calculated on the basis of the actual days elapsed over a 365- or 366-day year, as the case may be.

          Principal and accrued interest on this Note, computed as aforesaid, shall be due and payable as follows:

          (a) principal shall be payable at Maturity,

          (b) interest at the rate of 13% per annum shall be payable monthly on the last day of each month until Maturity, commencing December 31, 1998, and

          (c) interest at the rate of 4% per annum shall be accrued monthly and added on the last day of each month, commencing December 31, 1998, to principal amount of this Note on which interest accrues.

          3. For purposes hereof, "Maturity" means the first to occur of (i) the closing of a public offering of common stock by the Company and (ii) June 3, 1999, the date on which all outstanding principal and accrued but unpaid interest is due under this Note.

          4. Should the principal of, or any installment of the principal or interest on, this Note become due and payable on any day other than a business day, the maturity thereof shall be extended to the next succeeding business day and interest shall be payable with respect to such extension. Payments made to the Lender by the Company hereunder shall be applied first to accrued interest and then to principal.

          5. Except as herein provided, the Company waives demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that its liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

          6. No waiver by the Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right to remedy of the Lender; no delay or omission in the exercise or enforcement by the Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of the Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of the Lender.

          7. An "Event of Default" for the purposes of this Note shall mean any Event of Default as defined in Section 8 of the Loan and Warrant Agreement. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided, however, that with respect to any Event of Default set forth in Section 8(a)(7) of the Loan and Warrant Agreement, such Event of Default will automatically cause the principal and accrued interest on this Note to become immediately due and payable.

          8. The Company may prepay its obligation pursuant to this Note at any time by tendering to the Lender the then outstanding principal balance hereof, together with accrued but unpaid interest.

          9. Notwithstanding anything contained in this Note to the contrary, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note any amount in excess of the amount permitted and calculated at the Maximum Rate (defined below), and, in the event the Lender ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to the Company.

          The term "Maximum Rate," as used herein, shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note under the laws which are presently in effect of the United States and the State of New York applicable to such holder and such indebtedness or, to the extent permitted by applicable law, under such applicable laws of the United States and the State of New York which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

          10. This Note is being executed and delivered, and is intended to be performed in the State of New York. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Note.

          11. If this Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of the holder hereof.

          The address for the Company for all purposes contained in this Note and for the notices hereunder shall be: 530 Wilshire Boulevard, #101, Santa Monica, California 90401.

          The address of the Lender for all purposes contained in this Note and for all notices hereunder shall be: 1001 Nineteenth Street, North, Arlington, Virginia 22209.

          Executed as of the day and year first above written.

                                                     KENNEDY-WILSON, INC.


                                                     By:
                                                         -----------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------

                                 Promissory Note

$7,500,000                                                      December 3, 1998

          FOR VALUED RECEIVED, the undersigned, KENNEDY-WILSON, INC., a Delaware corporation ("the Company"), hereby promises to pay to the order of FBR ASSET INVESTMENT CORPORATION, a Virginia corporation (the "Lender"), or to order, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000), or so much thereof as shall have been advanced to the Company by the Lender as line of credit loans and remain unpaid under the provisions of the Loan and Warrant Agreement (as hereafter defined), whichever is less, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining computed from the date hereof until Maturity at the rate of 17% per annum (the "Interest Rate").

          1. This Note is issued pursuant to the Loan and Warrant Agreement dated June 1998, between the Company and the Lender as amended by a Loan Modification Agreement dated November ___, 1998 (the "Loan and Warrant Agreement").

          2. For purposes of calculating interest accrued hereon at the Interest Rate, interest on this Note shall be calculated on the basis of the actual days elapsed over a 365- or 366-day year, as the case may be.

          Principal and accrued interest on this Note, computed as aforesaid, shall be due and payable as follows:

          (a) principal shall be payable at Maturity,

          (b) interest at the rate of 13% per annum shall be payable monthly on the last day of each month until Maturity, commencing December 31, 1998, and

          (c) interest at the rate of 4% per annum shall be accrued monthly and added on the last day of each month, commencing December 31, 1998, to principal amount of this Note on which interest accrues.

          3. For purposes hereof, "Maturity" means the first to occur of (i) the closing of a public offering of common stock by the Company and (ii) June 3, 1999, the date on which all outstanding principal and accrued but unpaid interest is due under this Note.

          4. Should the principal of, or any installment of the principal or interest on, this Note become due and payable on any day other than a business day, the maturity thereof shall be extended to the next succeeding business day and interest shall be payable with respect to such extension. Payments made to the Lender by the Company hereunder shall be applied first to accrued interest and then to principal.

          5. Except as herein provided, the Company waives demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agrees that its liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

          6. No waiver by the Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right to remedy of the Lender; no delay or omission in the exercise or enforcement by the Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of the Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of the Lender.

          7. An "Event of Default" for the purposes of this Note shall mean any Event of Default as defined in Section 8 of the Loan and Warrant Agreement. Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided, however, that with respect to any Event of Default set forth in Section 8(a)(7) of the Loan and Warrant Agreement, such Event of Default will automatically cause the principal and accrued interest on this Note to become immediately due and payable.

          8. The Company may prepay its obligation pursuant to this Note at any time by tendering to the Lender the then outstanding principal balance hereof, together with accrued but unpaid interest.

          9. Notwithstanding anything contained in this Note to the contrary, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note any amount in excess of the amount permitted an calculated at the Maximum Rate (defined below), and, in the event the Lender ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this
Note is paid in full, any remaining excess shall forthwith be paid to the Company.

          The term "Maximum Rate," as used herein, shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note under the laws which are presently in effect of the United States and the State of New York applicable to such holder and such indebtedness or, to the extent permitted by applicable law, under such applicable laws of the United States and the State of New York which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

          10. This Note is being executed and delivered, and is intended to be performed in the State of New York. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of New York shall construction, enforcement and interpretation of this Note.

          11. If this Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys' fees of the holder hereof.

          The address for the Company for all purposes contained in this Note and for the notices hereunder shall be: 530 Wilshire Boulevard, #101, Santa Monica, California 90401.

          The address of the Lender for all purposes contained in this Note, and for all notices hereunder shall be: 1001 Nineteenth Street, North, Arlington, Virginia 22209.

          Executed as of the day and year first above written.

                                                     KENNEDY-WILSON, INC.


                                                     By:
                                                         -----------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------